UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Act of 1934
Date of Report (Date of earliest event reported) August 16, 2006

KENDLE INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Vine Street, Suite 1200, Cincinnati, Ohio		45202

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (513) 381-5500
(Former name or former address, if changed since last report.)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Kendle International Inc. on August 18, 2006 to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the initial Form 8-K and filed by amendment to the initial Form 8-K no later than 71 days after the date the initial Form 8-K was required to be filed.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          The following information is attached as Exhibit 99.1 and incorporated herein by reference:
(1)	The audited combined balance sheet of The Phase II-IV Clinical Services Business owned by Inveresk Research Group, Inc. as of October 20, 2004 and the audited combined balance sheets of The Phase II-IV Clinical Services Business of Charles River Laboratories International, Inc. (Inveresk Research, Inc. and Charles River Laboratories Clinical Services GmbH)(the “Acquired Business”), as of December 31, 2004, December 31, 2005 and June 30, 2006, and the notes related thereto.

(2)	The audited combined statements of operations, combined statements of cash flows and combined statements of changes in invested equity and total comprehensive income of the Phase II-IV Clinical Services Business of Inveresk Research Group, Inc. for the ten month period ending October 20, 2004 and the Acquired Business for the two month period ending December 31, 2004, the fiscal year ended December 31, 2005, the six months ended June 30, 2006, and the notes related thereto.

(3)	The unaudited combined balance sheet of the Acquired Businesses as of June 30, 2005 and unaudited combined statements of operations, statements of cash flows and statements of changes in invested equity and total comprehensive income for the six months ended June 30, 2005, and the notes related thereto.
     (b) Pro Forma Financial Information
          The following information is attached as Exhibit 99.2 and incorporated herein by reference:
(1)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005 and for the six months ended June 30, 2006

(2)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006

(3)	Notes to the Unaudited Condensed Combined Pro Forma Financial Information
     (d) Exhibits

EXHIBIT NO.	DESCRIPTION
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Financial statements of business acquired

99.2	Pro forma financial information as of June 30, 2006 and for the year ended December 31, 2005 and for the six months ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.

Date: November 1, 2006	/s/ Karl Brenkert III

Karl Brenkert III
Senior Vice President-Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Financial statements of business acquired

99.2	Pro forma financial information as of December 31, 2005 and for the year ended December 31, 2005 and for the six months ended June 30, 2006.